Exhibit 10.14

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”), is entered into as of April 13, 2020, by and among SAExploration, Inc., a Delaware corporation (the “Borrower”), SAExploration Holdings, Inc., a Delaware corporation (“Parent”), the other Loan Parties (as defined in the Credit Agreement referred to below) and the Lenders (as defined in the Credit Agreement) party hereto (the “Forbearing Lenders”), together constituting the Required Lenders (as defined in the Credit Agreement).

RECITALS:

A.

The Borrower, the other Loan Parties, Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders under and as defined in the Credit Agreement (in such capacity, the “Agent”), and the Lenders (including the Forbearing Lenders) are party to that certain Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018 (as heretofore amended or otherwise modified or supplemented and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”), pursuant to which the Lenders agreed to provide loans to, or for the account of or benefit of the Borrower, on the terms and conditions set forth therein.

B.	As of the date hereof certain Defaults and Events of Default under the Credit Agreement have occurred and are continuing, in each case as more specifically described in Exhibit A attached hereto.
C.

The Borrower and the other Loan Parties have requested that the Forbearing Lenders, upon the terms and conditions set forth in this Agreement, forbear during the Forbearance Period (as defined below) from exercising certain rights and remedies arising from or in respect of the Existing Defaults (as defined on Exhibit A).

D.	The Forbearing Lenders are willing to grant such forbearance subject to the terms and conditions of this Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.  In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:

“Convertible Notes” means the 6.00% Senior Secured Convertible Notes due 2023 issued by Parent pursuant to the Convertible Notes Indenture.

“Convertible Notes Forbearance Agreement” means that certain Forbearance Agreement, dated as of the date hereof, among Parent, the guarantors under the Convertible Notes Indenture, and holders constituting the “Required Holders” (as defined in the Convertible Notes Forbearance Agreement), related to the Convertible Notes Indenture and the Convertible Notes.

“Convertible Notes Indenture” means that certain Senior Secured Convertible Notes Indenture, dated as of September 26, 2018, among Parent, the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as trustee and as collateral trustee, as amended or otherwise modified, pursuant to which the Convertible Notes were issued.

“Disclosure Restrictions” means none of the Loan Parties will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (i) that in their good faith judgment constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which in their good faith judgment disclosure is prohibited by any Legal Requirement or any binding agreement or (iii) that in their good faith judgment is subject to attorney client or similar privilege or constitutes attorney work product.

“Effective Date” has the meaning given to such term in Section 3 hereof.

“Existing Defaults” has the meaning given to such term in Exhibit A attached hereto.

“Forbearance Period” means the period commencing on the Effective Date and continuing until the Termination Date.

“Released Person” has the meaning given to such term in Section 8 hereof.

“Term Loan Credit Agreement” means that certain Term Loan and Security Agreement, dated as of June 26, 2016, among Parent, as borrower, the guarantors party thereto, the lenders party thereto, and Delaware Trust Company, as collateral agent and administrative agent, as amended or otherwise modified.

“Term Loan Forbearance Agreement” means that certain Forbearance Agreement, dated as of the date hereof, among Parent, the guarantors under the Term Loan Credit Agreement, and lenders under the Term Loan Credit Agreement constituting the “Required Lenders” (as defined under the Term Loan Credit Agreement), related to the Term Loan  Credit Agreement.

“Termination Date” means 5:00 p.m. (New York time) on the earlier of (i) May 31, 2020 or (ii) the date on which a Termination Event occurs.

“Termination Event” means the occurrence of any of the following: (i) the receipt by the Loan Parties of a written notice from Forbearing Lenders constituting the Required Lenders terminating the Forbearance Period if (A) any representation or warranty made herein by any Loan Party shall be false in any material respect when made, (B) any Loan Party shall fail to perform, observe or comply with any of its covenants and agreements contained in this Agreement, including without limitation, any breach of Section 5 hereof, which failure is not remedied within one (1) Business Day after any Loan Party receives from any Forbearing Lender written notice thereof, (C) any Event of Default, other than an Existing Default, or an Event of Default pursuant to Sections 9.4 or 9.5 of the Credit Agreement, shall have occurred and be continuing, or (D) the “Termination Date” or any “Termination Event” (each, as defined in the Term Loan Forbearance Agreement or the Convertible Notes Forbearance Agreement, as applicable) shall occur, or the Term Loan Forbearance Agreement or the Convertible Notes Forbearance Agreement shall otherwise cease to be in full force and effect, or (ii) (A) any Event of Default pursuant to Sections 9.4 or 9.5 of the Credit Agreement or (B) the occurrence of any event that would cause an Event of Default under Sections 9.4 or 9.5 of the Credit Agreement if not for the applicable automatic stay order.

2.Forbearance; Acknowledgments.

2.1.As of the date hereof, each Loan Party specifically acknowledges the occurrence and continuation of the Existing Defaults.  In reliance on the representations, warranties, covenants and agreements contained in this Agreement, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Forbearing Lenders hereby agree to forbear during the Forbearance Period from exercising all rights and remedies under the Loan Documents and applicable law in respect of or arising as a result of the occurrence or continuance of any of the Existing Defaults.  On and after the Termination Date, the Forbearing Lenders’ agreement hereunder to forbear shall terminate automatically without further act or action by any Forbearing Lender, and the Agent and the Forbearing Lenders shall be entitled to exercise any and all rights and remedies available to them under this Agreement and the other Loan Documents at law, in equity or otherwise, in each case, with respect to the Existing Defaults.  For the avoidance of doubt, the foregoing forbearance shall not prohibit the Forbearing Lenders from delivering, or instructing the Agent to deliver, notices of any other Defaults, Events of Default or a Termination Event.

2.2.Notwithstanding the foregoing, the forbearance granted by the Forbearing Lenders shall not constitute, and shall not be deemed to constitute, a waiver of any of the Existing Defaults or any other Default or Event of Default under the Loan Documents, and no Forbearing Lender has agreed to forbear with respect to any of their respective rights or remedies concerning any Default or Event of Default (other than, during the Forbearance Period, the Existing Defaults, in each case solely to the extent set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.  Except as expressly set forth in Section 2.1 above, the Forbearing Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Loan Documents, at law or otherwise, as a result of any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and the Forbearing Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on any of their part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

2.3.For the avoidance of doubt, this Agreement shall constitute written notice from the Required Lenders pursuant to Section 2.6(b) of the Credit Agreement, and from and after the date hereof the principal amount of all Obligations shall bear interest at the Default Rate.

2.4.Each Loan Party hereby acknowledges that as of the close of business on April 10, 2020, the outstanding principal amount of all Advances was $20,500,000.

3.Conditions Precedent.  This Agreement shall be effective beginning on the first date that each condition precedent set forth in this Section 3 is satisfied (the “Effective Date”):

3.1.Signed Agreement.  The Forbearing Lenders shall have received counterparts of this Agreement duly executed by the Loan Parties and the Forbearing Lenders constituting the Required Lenders.

3.2.Expenses.  The Borrower shall have paid all costs and expenses of the Lenders (i) incurred by or on behalf of the Lenders (including reasonable attorneys’ fees and expenses of Brown Rudnick LLP (“Brown Rudnick”), Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) and Shipman & Goodwin LLP) arising under or in connection with the preparation, execution and delivery of this Agreement, and (ii) invoiced and outstanding on the date hereof.

3.3.Term Loan and Convertible Notes Forbearance Agreements. (a) The Term Loan Forbearance Agreement and (b) the Convertible Notes Forbearance Agreement, each in form and substance satisfactory to the Forbearing Lenders, shall have been executed by the parties thereto, and shall have become effective, in each case, substantially concurrently with the effectiveness of this Agreement, and, substantially concurrently with the effectiveness of this Agreement, the Forbearing

Lenders shall have received fully executed copies thereof and copies of any and all documents that are required to be delivered thereunder at or prior to the effectiveness thereof.

For purposes of determining compliance with the conditions specified in this Agreement each Forbearing Lender party to this Agreement by submitting their signature page hereto to Paul Weiss, shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Forbearing Lenders by the Effective Date.

4.Representations and Warranties.  To induce the Forbearing Lenders to enter into this Agreement, each Loan Party hereby represents and warrants as of the Effective Date as follows:

4.1.Due Organization and Qualification.  Each Loan Party and each Domestic Subsidiary (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

4.2.Due Authorization; No Conflict.  The execution, delivery, and performance by each Loan Party of this Agreement and the other Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or Domestic Subsidiary, the Governing Documents of any Loan Party or Domestic Subsidiary, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or Domestic Subsidiary, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or Domestic Subsidiary, except to the extent that any such conflict, breach or default has been waived or could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party’s interest holders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause  Material Adverse Change.

4.3.Binding Obligations.  This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

4.4.No Other Defaults.  Except for the Existing Defaults, no other Default or Event of Default has occurred and is continuing.

4.5.No Defenses. No Loan Party has any defenses to payment, counterclaims, or rights of setoff or recoupment with respect to any Obligations applicable to such Loan Party owing to the Agent or any Lender as of the Effective Date.

5.Covenants.  During the Forbearance Period, each Loan Party shall comply with the covenants set forth in this Section 5 in addition to the covenants in the Credit Agreement and any other

Loan Documents (it being understood and agreed that the occurrence and continuance of the Existing Defaults shall not constitute a breach of this Section 5).

5.1.Other Documentation. Subject to the Disclosure Restrictions, the Loan Parties shall provide to the Forbearing Lenders such other documents, instruments and agreements as may be reasonably requested by the Forbearing Lenders on or after the date of this Agreement, all in form and substance reasonably satisfactory to the Forbearing Lenders.

5.2.Expenses.  The Borrower and the other Loan Parties hereby acknowledge and agree that their obligations to pay the Expenses pursuant to Section 19.9 of the Credit Agreement include, without limitation, all reasonable and documented out-of-pocket fees and disbursements of each of (a) Brown Rudnick in its capacity as counsel to certain of the Lenders, and (b) Paul Weiss in its capacity as counsel to certain of the Lenders, in each case in connection with or as a result of or related to the execution and delivery, enforcement, performance, or administration (including any restructuring, forbearance or workout with respect thereto to the extent permitted by applicable law) of the Credit Agreement, this Agreement, any of the other Loan Documents and the transactions related to the Loan Documents or the monitoring of compliance by the Borrower and each Loan Party and each of its Subsidiaries with the terms of the Loan Documents.   Without limitation of the foregoing, the Loan Parties shall pay all of such reasonable documented out-of-pocket costs and expenses of the Forbearing Lenders (including reasonable documented out-of-pocket attorneys’ fees, including, without limitation, local counsel fees of one law firm per jurisdiction), in each case promptly (and, in any event, by no later than fourteen (14) days) following submission of invoices therefor. All amounts payable pursuant to this Section 5.2 shall constitute Obligations.

6.Ratification of Loan Documents and Collateral.  Each Loan Party hereby acknowledges, ratifies, reaffirms and agrees that each of the Loan Documents to which it is a party, and the Liens and security interests created thereby in favor of the Agent, for the benefit of the Secured Parties, in the Collateral, are and will remain in full force and effect and binding on such Loan Party, and are enforceable in accordance with their respective terms and applicable law.  By its execution hereof, each Loan Party (in its individual capacity and in its capacity as member, shareholder or partner of each other Loan Party, as applicable) acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents and the enforceability thereof against it.  Without limitation of the foregoing, the Borrower hereby acknowledges, ratifies and confirms the Credit Agreement and all of its debts and obligations to the Agent and the Lenders thereunder.

7.Guarantors Consent and Acknowledgement.  The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Agreement and the performance by the Borrower of its agreements and obligations hereunder.  This Agreement and the performance or consummation of any transaction that may be contemplated under this Agreement shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents (including without limitation the Guaranteed Obligations).  Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

8.NO DEFENSES; RELEASE.  EACH Loan Party (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, or DEFENSES to the obligations, OR ANY

GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE OBLIGATIONS OR ANY LIENS OR SECURITY INTERESTS OF THE agent.  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF the FORBEARING Lenders TO ENTER INTO THIS AGREEMENT, EACH Loan Party HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE AGENT AND EACH FORBEARING LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND ANY OF THEIR AND THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, OR REPRESENTATIVES, OR ANY OF THE RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “RELEASED PERSONS”) FROM, and covenants not to sue the RELEASED PERSONS for, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECTLY ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS (EXCLUDING SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS OR EXPENSES WHICH ARISE FROM ANY RELEASED PERSON’S WILLFUL MISCONDUCT oR GROSS NEGLIGENCE), WHICH any Loan Party OWNS AND HOLDS as of the date hereof, OR HAS AT ANY TIME prior to the date hereof OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PERSONS BY ANY Loan Party AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY Loan Party IN FAVOR OF ANY OF THE RELEASED PERSONS.

9.No Obligation.  Each Loan Party hereby acknowledges and understands that upon the expiration or earlier termination of the Forbearance Period, if any Existing Default shall be continuing,  and such Existing Default has not been waived by written agreement in accordance with the Credit Agreement, or if there shall at any time exist any other Event of Default, then the Agent and the Lenders shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Collateral and/or institution of legal proceedings, in accordance with the Loan Documents.  The Agent and the Lenders shall have no obligation whatsoever to extend the maturity of the Obligations, waive any Default or Event of Default (including, but not limited to, the Existing Defaults), defer any payments, or further forbear from exercising their rights and remedies.

10.No Implied Waivers.  No failure or delay on the part of the Agent or any Forbearing Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. Survival of Representations and Warranties.  All representations and warranties made by the Loan Parties in this Agreement shall be considered to have been relied upon by the other parties hereto and thereto and shall survive the execution and delivery of this Agreement and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any such party may have had  notice or knowledge of any Default or Event of Default or incorrect representation or warranty, and shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid and/or so long as the Commitments (and obligation to issue Commitments under the Credit Agreement (if any)) and other obligation of the Lenders to provide extensions of credit under the Credit Agreement (if any) has not expired or been terminated.

12.Review and Construction of Documents.  Each Loan Party hereby acknowledges, and represents and warrants to the Forbearing Lenders that, such Loan Party has (a) had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (b) reviewed this Agreement and fully understands the effects thereof and all terms and provisions contained herein, and (c) executed this Agreement of its own free will and volition.

13.ENTIRE AGREEMENT; AMENDMENT.  This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.  The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Loan Parties and Forbearing Lenders constituting the Required Lenders; provided that clause (i) of the definition of “Termination Date” in Section 1 of this Agreement may also be amended pursuant to an e-mail in which the Loan Parties and Forbearing Lenders constituting the Required Lenders (or their respective advisors, including Paul Weiss) affirmatively consent to such proposed amendment in such e-mail.  The Loan Documents, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

14.Notices.  All notices, requests, demands and other communications under this Agreement shall be given in accordance with Section 12 of the Credit Agreement, provided that courtesy copy of any notice (a) given to any Loan Party shall be delivered to Porter Hedges LLP, 1000 Main Street, 35th Floor, Houston, Texas 77002, to the attention of E. James Cowen and Joyce K. Soliman, and (b) given to the Forbearing Lenders shall also be delivered to Paul, Weiss, Rifkind, Wharton & Garrison, LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, to the attention of Andrew N. Rosenberg, Esq. and Brian Bolin, Esq.,; and Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111, to the attention of Andreas Andromalos, Esq. and Adam Grandy, Esq.

15.Successors and Assigns.

(a)This Agreement will be binding upon and inure to the benefit of, but only to the benefit of, Borrower, the other Loan Parties, and the Forbearing Lenders and, in each case, their respective successors and permitted assigns.  Except as expressly provided in any Loan Document (including in Section 14.1 of the Credit Agreement), neither Borrower nor any other Loan Party shall have the right to assign any rights or obligations hereunder or any interest herein.

(b)During the Forbearance Period, no Forbearing Lender may sell, transfer, negotiate or assign all or any portion of its rights and obligations under the Credit Agreement to any other person unless (a) the person acquiring such rights (i) is a Forbearing Lender at the time of such transfer, or (ii) prior to such sale, transfer, negotiation or assignment, agrees in writing to be bound by this Agreement and enters into a forbearance joinder agreement in form and substance reasonably satisfactory to the Loan Parties, and (b) such transferring Forbearing Lender promptly notifies the Loan Parties and the other Forbearing Lenders party hereto of such transfer.  This Agreement shall in no way be construed to preclude any Forbearing Lender party hereto from acquiring additional Obligations; provided, that such additional Obligations shall automatically become subject to the terms of this Agreement.

16.Controlling Effect.  The parties hereto hereby agree that this Agreement shall be a “Loan Document” as defined in the Credit Agreement.  In the event of a conflict or inconsistency between this Agreement and the Credit Agreement or any other Loan Document, this Agreement shall control.

17.Other Terms.  No act committed or action taken by any Forbearing Lender under this Agreement or the other Loan Documents will be used, construed, or deemed to hold such person to be in control of any Loan Party, or the governance, management or operations of any Loan Party for any purpose, without limitation, or to be participating in the management of any Loan Party or acting as a “responsible person” or “owner or operator” or a person in “control,” “possession,” “charge,” “care,” or “management” with respect to the governance, management or operation of any Loan Party or their respective businesses or property (as such terms, or any similar terms, are used in any bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, CERCLA, or any other environmental protection and safety laws, each as may be amended from time to time, or any other federal or state statute, at law, in equity or otherwise) by virtue of the interests, rights and remedies granted to or conferred upon the Forbearing Lenders under this Agreement or the other Loan Documents.

18.Arms-Length/Good Faith.  This Agreement has been negotiated at arms-length and in good faith by the parties hereto.

19.Governing Law.  The validity of this Agreement and the other Loan Documents (unless expressly provided to the contrary in another Loan Document in respect of such other Loan Document), the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto or thereto as well as all claims, controversies or disputes arising under or related to this Agreement and the other Loan Documents shall be determined under, governed by, and construed in accordance with the laws of the state of New York, without regard to the conflicts of laws principles thereof that would require the application of the laws of another jurisdiction.

20.Interpretation.  Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in New York, New York.  Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation.”  All representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

21.Severability.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

22.Counterparts, Electronic Execution.  This Agreement may be executed in any number of and by different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission (including email transmission of a PDF image) shall be equally as effective as delivery of an original executed counterpart of this Agreement.

23.Further Assurances. Each Loan Party agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Forbearing Lenders as necessary or advisable to carry out the intents and purposes of this Agreement.

24.WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, EACH OTHER LOAN PARTY, AND EACH FORBEARING LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”).  BORROWER, EACH OTHER LOAN PARTY, AND EACH FORBEARING LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25.Agent Makes No Representation.  The Agent makes no representation as to the validity, enforceability or sufficiency of this Agreement or the statements made in the recitals, all of which are statements of the Loan Parties and/or the Forbearing Lenders, respectively.

26.Third Party Beneficiary.  The Agent is an express third party beneficiary of this Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

NES, LLC

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust Name: Michael J. Faust Title: Chief Executive Officer and President

[Signature Page to Forbearance Agreement]

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By: /s/ Mark Strefling

Name: Mark Strefling

Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:  Whitebox Advisors LLC its investment manager

By: /s/ Mark Strefling

Name: Mark Strefling

Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.

By:  Whitebox Advisors LLC its investment manager

By: /s/ Mark Strefling

Name: Mark Strefling

Title: Partner & CEO

[Signature Page to Forbearance Agreement]

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:  /s/ Dawn Jasiak

Name: Dawn Jasiak

Title:  General Counsel

[Signature Page to Forbearance Agreement]

LENDERS

HIGHBRIDGE MSF INTERNATIONAL LTD.

(f/k/a 1992 MSF International Ltd.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:  /s/ Jonathan Segal

Name:  Jonathan Segal

Title:  Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

(f/k/a 1992 Tactical Credit Master Fund, L.P.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:  /s/ Jonathan Segal

Name:  Jonathan Segal

Title:  Managing Director

[Signature Page to Forbearance Agreement]

LENDER:

JOHN PECORA

By: /s/  John Pecora

[Signature Page to Forbearance Agreement]

LENDER:

AMZAK CAPITAL MANAGEMENT, LLC

By: /s/  Samuel Barker
Name:  Samuel Barker
Title:  Senior Fixed Income Analyst

[Signature Page to Forbearance Agreement]

LENDERS:

JEFF HASTINGS

By: /s/  Jeff Hastings

[Signature Page to Forbearance Agreement]

Exhibit A

EXISTING DEFAULTS

The following Events of Default have occurred and are continuing (collectively, the “Existing Defaults”):

1.

Events of Default arising under Sections 9.2(a) and 9.11 of the Credit Agreement as a result of (A) providing audited financial statements of Parent and its Subsidiaries (including the Borrower) for the fiscal year ended December 31, 2019, that have a going concern qualification, and (B) failure to provide a Compliance Certificate to accompany such financial statements for the fiscal year ended December 31, 2019, as required by Schedule 6.1.

2.

Events of Default arising under Section 9.8 and Section 9.11 of the Credit Agreement as a result of any SEC filings made by the Parent (including Parent’s Form 10-K for the fiscal year ended December 31, 2019) which indicate or disclose that (a) the Parent and its Subsidiaries might not or will not be able to meet their obligations as they become due, (b) the Parent’s common stock listed on NASDAQ is at risk for delisting, (c) certain customer contracts may be or have been terminated or delayed, (d) the Parent has engaged a financial advisor to explore strategic alternatives, or (e) there are facts and circumstances which have occurred which may be deemed to satisfy clauses (a) or (b) of the definition of Material Adverse Change.

3.

Events of Default arising under Section 9.8 and Section 9.11 of the Credit Agreement as a result of SEC filings made by the Parent on Form 8-K filed March 30, 2020 and Form 8-K filed April 6, 2020, which indicate or disclose material events or changes related to the business and operations of the Parent and its Subsidiaries.

4.

Events of Default arising under Section 9.2 of the Credit Agreement as a result of the failure by each Loan Party to notify the Agent of the Existing Defaults at any time on or prior to the Effective Date as required by Sections 6.11(a)(iv) or (vii)(x).

5.

Events of Default arising under Section 9.2 of the Credit Agreement as a result of the failure by each Loan Party to notify the Agent of the Existing Defaults (and a statement of action) as required by Section 6.11(b) of the Credit Agreement.

6.

Events of Default under clauses (c) and (d) of Section 9.7 of the Credit Agreement as a result of events of default having occurred under the Convertible Notes Documents and the Term Documents, which, in the case of events of default occurring under the Term Documents, are similar to the Existing Defaults.

7.

Any existing event of default under the Convertible Notes Documents or Term Documents which is the subject of a forbearance agreement entered into by the parties thereto contemporaneously with this Agreement.